EXHIBIT 31.2

RULE 13a-14(a) [SECTION 302] CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

I, Gayle Graham, certify that:

1.               I have reviewed this annual report on Form 10-K of CENTRAL VALLEY COMMUNITY BANCORP;

2.               Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.               Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the  issuer as of, and for, the periods presented in this report;

4.               The  issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the  issuer and have:

a.               designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the  issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.              [Paragraph reserved pursuant to SEC Release 33-8238];

c.               evaluated the effectiveness of the  issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

d.              disclosed in this report any change in the  issuer’s internal control over financial reporting that occurred during the  issuer’s most recent fiscal quarter (the  issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the  issuer’s internal control over financial reporting; and;

5.               The  issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the  issuer’s auditors and the audit committee of  issuer’s board of directors (or persons performing the equivalent functions):

a.               all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the  issuer’s ability to record, process, summarize and report financial information; and

b.              any fraud, whether or not material, that involves management or other employees who have a significant role in the  issuer’s internal control over financial reporting.

/s/ Gayle Graham	Date: March 24, 2006
Gayle Graham,
Senior Vice President and Chief Financial Officer (principal accounting officer and principal financial officer)